Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401
Supplement dated June 2, 2026
to
CrossingBridge Low Duration High Income Fund
CrossingBridge Ultra-Short Duration Fund
CrossingBridge Responsible Credit Fund
RiverPark Strategic Income Fund
CrossingBridge Nordic High Income Bond Fund
Prospectus
dated January 28, 2026, as supplemented

Effective as of June 1, 2026, CrossingBridge Advisors, LLC (the “Adviser”), the investment adviser to the CrossingBridge Ultra-Short Duration Fund (the “Fund”), has contractually agreed to an amended operating expense limitation agreement between the Adviser and Trust for Professional Managers (the “Trust”), on behalf of the Fund, whereby the Adviser has agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that the Fund’s operating expenses less Excluded Expenses (defined below) do not exceed 0.70% of the Fund’s average daily net assets through at least January 31, 2028 (the “Expense Cap”). Prior to June 1, 2026, the Fund’s Expense Cap was set at 0.80% of the Fund’s average daily net assets. Accordingly, the following sections of the Prospectus are hereby deleted and replaced with the following:

Prospectus - CrossingBridge Ultra-Short Duration Fund - Summary Section - Fees and Expenses of the Fund

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Class
Management Fees	0.65%
Distribution and Service (12b-1) Fees	None
Shareholder Servicing Plan Fees(1)	0.14%
Other Expenses(2)
Remainder of Other Expenses	0.12%
Total Annual Fund Operating Expenses(2)(3)	0.91%
Less: Fee Waiver and/or Expense Reimbursement	-0.07%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)(3)	0.84%
(1)The Trust’s Board of Trustees (the “Board of Trustees”) has authorized a shareholder servicing plan fee up to 0.15% of the Fund’s average daily net assets. Currently, the shareholder servicing plan fee being charged is 0.14% of the Fund’s average daily net assets; however, the fee may be increased to 0.15% of the Fund’s average daily net assets at any time.
(2)    Other Expenses includes acquired fund fees and expenses (“AFFE”), which are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the Ratio of Expenses to Average Net Assets figures found within the “Financial Highlights” section of the Prospectus, which reflects the direct operating expenses of the Fund and does not include indirect expenses, such as AFFE. Total Annual Fund Operating Expenses also will not correlate to the Ratio of Expenses to Average Net Assets because the shareholder servicing plan fees above reflect the current amounts charged to the Fund and the Total Annual Fund Operating Expenses reflect he current expense limitation agreement.
(3)    Pursuant to an operating expense limitation agreement between CrossingBridge Advisors, LLC (the “Adviser”), the Fund’s investment adviser, and the Trust, on behalf of the Fund, the Adviser has agreed to waive its management fees and/or reimburse Fund expenses to ensure that Total Annual Fund Operating Expenses (exclusive of front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund) interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation (collectively “Excluded Expenses”)) do not exceed 0.70% of the Fund’s average annual net assets, through at least January 31, 2028. To the extent the Fund incurs Excluded Expenses, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement may be greater than 0.70%. The operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. The Adviser may request recoupment of previously waived fees and paid expenses from the Fund up to three years from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The operating expense limitation agreement discussed in the table above is reflected only through January 31, 2028. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$86	$283	$497	$1,113

Prospectus – Management of the Fund – The Adviser

The Adviser
The Trust, on behalf of the Funds, has entered into an investment advisory agreement (“Advisory Agreement”) with CrossingBridge Advisors, LLC, located at 427 Bedford Road, Suite 220, Pleasantville, NY 10570. The Adviser is registered as an investment adviser with the SEC and was formed in December 2016. CrossingBridge Advisors, LLC is a majority-owned subsidiary of ENDI Corp. The Adviser and its affiliates have managed a variety of credit-related investment vehicles and/or accounts since 1996. As of September 30, 2025, the Adviser managed over $4.2 billion in assets. Under the Advisory Agreement, the Adviser has overall responsibility for the general management and investment of each Fund’s portfolio, subject to the supervision of the Board of Trustees. Each Fund compensates the Adviser for its services at the annual rate of 0.65% of its average annual net assets, payable on a monthly basis in arrears. For the fiscal year ended September 30, 2025, the Adviser received a management fee of

0.65% of the Low Duration High Income Fund’s average daily net assets. For the fiscal year ended September 30, 2025, the Adviser received a management fee of 0.66% of the Ultra-Short Duration Fund’s average daily net assets. For the fiscal year ended September 30, 2025, the Adviser received a management fee of 0.31% (net of fee waiver) of the Responsible Credit Fund’s average daily net assets. For the fiscal year ended September 30, 2025, the Adviser received a management fee of 0.65% of the Strategic Income Fund’s average daily net assets. For the fiscal year ended September 30, 2025, the Adviser received a management fee of 0.26% (net of fee waiver) of the Nordic High Income Bond Fund.

Fund Expenses. Each Fund is responsible for its own operating expenses; however, pursuant to an operating expense limitation agreement between the Adviser and the Trust, on behalf of the Funds, the Adviser has agreed to waive its management fees and/or reimburse expenses of the Funds to ensure that the total amount of each Fund’s operating expenses (exclusive of Excluded Expenses) does not exceed 0.70% of the average net assets of Ultra-Short Duration Fund through at least January 31, 2028; 0.80% of the average net assets of the Low Duration High Income Fund and Responsible Credit Fund through at least January 31, 2027; 0.82% of the average net assets of the Strategic Income Fund, through at least January 31, 2027; and 0.85% of the average net assets of the Nordic High Income Bond Fund, through at least January 31, 2027. Each expense limitation agreement is subject to annual re-approval of the agreement by the Board of Trustees thereafter. Any waiver of management fees or payment of expenses made by the Adviser may be reimbursed by the Funds in subsequent years if the Adviser so requests. This reimbursement may be requested if the aggregate amount actually paid by a Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses at the time of the waiver. The Adviser may request recoupment of previously waived fees and paid expenses from a Fund for three years from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement and is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three years, if such reimbursement will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment. Any such reimbursement will be reviewed by the Board of Trustees. The operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees.

Please retain this supplement with your Prospectus
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